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[LOGO]

                         SECURITY AND PLEDGEHOLDER AGREEMENT


    This SECURITY AND PLEDGEHOLDER AGREEMENT (the "AGREEMENT") is made and entered into as of this 23rd day of June, 1997 by and between SANWA BANK CALIFORNIA (the "BANK"), ALFRED G. SCHEID, TRUSTEE OF THE ALFRED G. SCHEID REVOCABLE TRUST (the "PLEDGOR"), and SANWA BANK CALIFORNIA TRUST DIVISION (the "PLEDGEHOLDER") with respect to the matters that follow:

    1. SECURITY INTEREST. As security for the payment of certain debts, obligations and liabilities (hereinafter collectively referred to as the "INDEBTEDNESS") now or hereafter owed and to be owed to the Bank by SCHEID VINEYARDS, INC. ("BORROWER"), the Pledgor hereby grants to the Bank a security interest in and to, among other items, all property now or hereafter held by the Pledgeholder for the account of the Pledgor including but not limited to that property held in account No. 65L012005 (the "CUSTODY ACCOUNT") including but not limited to (i) all certificated and uncertificated, and negotiable and non-negotiable shares of stock, bonds, indentures, securities and instruments, together with all warrants, options, stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property derived therefrom or to which the Pledgor may become entitled to receive on account thereof and (ii) all cash, deposit accounts, and investment accounts (including but not limited to "automatic sweep service accounts") (collectively, the "COLLATERAL").

    2. APPOINTMENT AS BANK'S AGENT. In order to perfect the security interest of the Bank in and to the Collateral, the Bank hereby appoints the Pledgeholder, the Pledgor hereby acknowledges and irrevocably authorizes the appointment of the Pledgeholder, and the Pledgeholder irrevocably accepts its appointment, as agent for and under the instructions of the Bank, to hold any and all Collateral which is now or shall hereafter be in the possession or under the control of the Pledgeholder. Notwithstanding any other agreement between the Pledgor and the Pledgeholder, THE APPOINTMENT OF THE PLEDGEHOLDER AS THE BANK'S AGENT, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE.

    3. PERIODIC REPORTS. At the Bank's request, but not later than five days thereafter, the Pledgeholder agrees to provide the Bank with a written report (the "HOLDINGS REPORT") of the assets being held in the Custody Account. Such report shall include, but not be limited to:

              (1)  The name and maturity, if any, of each security.

              (2) The price at which each security was offered to be purchased/sold at the close of trading on the previous Business Day.

              (3) The amount, maturity and depository for each deposit account and certificate of deposit.

    4. PURCHASE, SALE OR OTHER TRANSFER OF COLLATERAL. Except to the extent that the Pledgeholder is authorized or permitted by the Bank or under this Agreement or is required by court order, writ or other legal process, the Collateral or any portion thereof shall not be released


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by or withdrawn from the possession or control of the Pledgeholder without the express written consent of the Bank.  Notwithstanding the foregoing:

         (a) The Pledgeholder may sell, exchange or release the Collateral, or any portion thereof, in accordance with the instructions of the Pledgor provided that after such sale, release or exchange the fair market value of the Collateral remaining in the Custody Account is equal to or greater than $2,400,000 and is of a character satisfactory to the Bank.

         (b) In the event the fair market value of the Collateral is less than $2,400,000,

              (1) to the extent that the Collateral or any portion thereof consists of cash or one or more certificates of deposit or similar term depository account or instrument, such item or items of the Collateral shall, at maturity, be renewed or substituted for by (1) one or more certificates of deposit or similar term depository accounts or instruments, each with a maturity and at an interest rate actually or constructively designated by the Pledgor, provided that the aggregate face value of the renewed or substituted certificates of deposit or similar term depository accounts or instruments shall be in an amount not less than the face value of the matured certificate of deposit or similar term depository account or instrument plus accrued interest thereunder or (2) Collateral of the type described in (b) below.

              (2) to the extent that the Collateral or any portion thereof consists of stock, bonds, indentures, warrants, options, stock rights, or other negotiable or non-negotiable securities, such item or items of the Collateral may, at the option and direction of the Pledgor, be sold or otherwise disposed of provided that the proceeds therefrom are reinvested in other securities which are held by the Pledgeholder in the Account and are of a character and value acceptable to the Bank and provided further that, prior to and following such sale or disposition and such reinvestment, the then current market value of such securities held by the Pledgeholder in the Account shall not be less than the market value of such securities immediately prior to such sale or disposition or the amount designated from time to time by the Bank to the Pledgeholder, which ever is less.

    5. COLLATERAL VALUE. The Borrower covenants and agrees that to maintain with the Pledgeholder Collateral having a fair market value of not less than $2,400,000.

    6. DELIVERY TO BANK. Upon such instructions as may be given by the Bank to the Pledgeholder, the Pledgeholder shall (as directed by the Bank) either deliver the Collateral or such portions thereof (together with, as applicable, all stock powers executed by the Pledgor, the Pledgeholder and others) to the Bank or liquidate, sell or otherwise dispose of the Collateral or such portions thereof and remit the proceeds therefrom to the Bank at the address set forth herein or in the instructions given by the Bank to the Pledgeholder.

    7. INSTRUCTIONS FROM BANK. The Pledgeholder is hereby authorized to comply with the terms and conditions of this Agreement and the instructions given to the Pledgeholder pursuant hereto, and the Pledgor hereby releases and discharges the Pledgeholder from any and all duties and obligations which the Pledgeholder may otherwise have to the Pledgor under any prior instructions or agreements which conflict with the matters contained in this Agreement. The Pledgor hereby agrees to and shall indemnify and defend the Pledgeholder and shall hold the Pledgeholder harmless from and against any and all claims, demands, costs and expenses (including court costs and attorneys' fees) arising from any litigation or proceeding which may be


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commenced with respect to the Collateral, the Account or the obligations of the
Pledgeholder hereunder or which may be incurred by reason of following any instruction given to the Pledgeholder pursuant to this Agreement.

    8. OTHER AGREEMENTS SUPERSEDED. To the extent inconsistent, all other agreements between the Pledgeholder and the Pledgor, are superseded hereby. Notwithstanding the terms of the Other Agreements, Pledgor and Pledgeholder expressly agree that the Other Agreements may not be terminated or modified without the Bank's express written consent and any modification or termination without such consent shall be wholly inoperative.

    9. RIGHT TO AMEND OR MODIFY THE INDEBTEDNESS (AND OTHER RIGHTS). The Pledgor authorizes the Bank, in its sole and absolute discretion, with or without notice and without affecting the Bank's security interest in or to the Collateral or the Bank's rights and remedies against the Collateral under this Agreement, and from time to time, to:

         (a) change the time or manner of payment of any Indebtedness by renewal, extension, modification, acceleration or otherwise;

         (b) alter or change any provision of any Indebtedness, including, but not limited to, the rate of interest thereon, or any provision of any document, instrument or agreement (other than this Agreement) evidencing, guarantying, securing or related to any Indebtedness;

         (c) release, discharge, exonerate, substitute or add one or more of the parties liable on any Indebtedness or one or more endorsers, cosigners, or guarantors for any Indebtedness;

         (d) obtain any other or additional collateral for the payment of any Indebtedness or any guaranty thereof;

         (e) release existing or after-acquired other or additional collateral on such terms as the Bank, in its sole and absolute discretion, shall determine;

         (f) apply any sums received from the Borrower, any endorser, cosigner, guarantor or other person liable on the Indebtedness or from the sale or collection of any other or additional collateral or its proceeds securing any Indebtedness or any guaranty thereof to any indebtedness whatsoever owed or to be owed to the Bank by the Borrowers in any order or amount and regardless of whether or not any portion of such sum is applied to the Indebtedness secured hereunder or regardless of whether or not any such indebtedness is due and payable; and

         (g) apply any sums received from the Pledgor or from the sale or collection of the Collateral or its proceeds to any Indebtedness in any order or amount regardless of whether or not any such Indebtedness is due and payable.

    10. CONTINUING NATURE OF THIS AGREEMENT. This Agreement shall be continuing and shall not be discharged, impaired or affected by:

         (a) the insolvency of Borrower or the payment in full of all of the Indebtedness at any time or from time to time prior to termination of the Bank's obligations with respect thereto;

         (b)  the power or lack thereof of Borrower to incur the Indebtedness;

         (c) the validity or invalidity of any of the documents evidencing or securing the Indebtedness;


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         (d)  the existence or non-existence of any Borrower as a legal entity;

         (e) any transfer by Borrower of all or any part of any collateral in which the Bank has been granted a lien or security interest pursuant to any of the documents evidencing or securing the Indebtedness;

         (f) any statute of limitations affecting the liability of the Pledgor under this Agreement or the documents evidencing the Indebtedness or the ability of the Bank to enforce this Agreement or any provision of such documents; or

         (g) any right of offset, counterclaim or defense of any Pledgor, including, without limitation, those which have been waived by each Pledgor pursuant to this Agreement.

    11. IRREVOCABILITY. Pledgor hereby further waives all rights to revoke this Agreement at any time, and all rights to revoke any agreement executed by such Pledgor at any time to secure the payment and performance of such Pledgor's obligations under this Agreement. Without limiting the generality of this paragraph, each Pledgor hereby specifically waives the provisions of California Civil Code Section 2815, and any successor section, with respect to this Agreement and all security for the obligations of each such Pledgor hereunder.

    12. DEFINED TERMS. "BUSINESS DAY" shall mean a day, other than a Saturday or Sunday, on which the Bank is open for business in Los Angeles , California. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the California Uniform Commercial Code.

    13. ATTORNEY'S FEES. In the event of any action in relation to this Agreement, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to reasonable attorneys' fees.

    14. NOTICES. All notices, payments, requests, information and demands which any party hereto may desire or be required to give or make to any other party shall be given or made to such party by hand delivery or express mail or through deposit in the United States mail, postage prepaid, or by Western Union telegram, or by telex, addressed to the address set forth below such party's signature to this Agreement or to such other address as may be specified from time to time in writing by any party to the other parties.

    15. DELAY BY BANK. Neither the failure nor delay by the Bank in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right.

    16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    17. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER TO AND CONCERNING THE COLLATERAL, AND ANY DOCUMENTS, INSTRUMENTS OR AGREEMENTS MENTIONED OR REFERRED TO HEREIN, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, TO THE JURISDICTION OF WHOSE COURTS THE PARTIES HEREBY SUBMIT.

    18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.


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    19.  HEADINGS.  The headings set forth herein are solely for the purpose of identification and have no legal significance.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first hereinabove written.


BANK:                                       PLEDGOR:

SANWA BANK CALIFORNIA

By:
----------------------------------------    -----------------------------------
    Steven R. Edmonston, Vice President     ALFRED G. SCHEID, TRUSTEE OF THE
                                            ALFRED G. SCHEID REVOCABLE TRUST

Address: 2035 Fresno Street                 Address:  13470 Washington Blvd.
         Fresno, CA  93721                            Suite 300
                                                      Marina Del Rey, CA  90292


PLEDGEHOLDER:

SANWA BANK CALIFORNIA,
TRUST DIVISION


By:
------------------------------------
         Don Silva, Vice President

Address:    601 S. Figueroa Street
            Los Angeles, CA  90017


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[LOGO]

                   ADDENDUM TO SECURITY AND PLEDGEHOLDER AGREEMENT
                                   LENT COLLATERAL

    This Addendum is made and entered into this 23rd day of June, 1997 by and between SANWA BANK CALIFORNIA (the "Bank"),SCHEID VINEYARD, INC. (the "Borrower"), and ALFRED G. SCHEID, TRUSTEE OF THE ALFRED G. SCHEID REVOCABLE TRUST dated October 8, 1992 (the "Owner ").

    1. This Addendum shall be deemed to be a part of and subject to that certain Security and Pledgeholder Agreement between the Bank and the Owner (who is referred to in the Security and Pledgeholder Agreement as the "Pledgor ") dated as of June 23, 1997, as it may be amended from time to time and any and all addenda, exhibits and riders thereto (collectively the "Security and Pledgeholder Agreement"). Unless otherwise defined herein, all terms used in this Addendum shall have the same meanings as in the Security and Pledgeholder Agreement. To the extent that any of the terms or provisions of this Addendum conflict with those contained in the Security and Pledgeholder Agreement, the terms and provisions contained herein shall control.

    2. INDEBTEDNESS. The Indebtedness referenced in the Security and Pledgeholder Agreement is that owed or to be owing by the Borrower to the Bank. The security interest granted in the Security and Pledgeholder Agreement to secure the Indebtedness is in and to the Collateral described in the Security and Pledgeholder Agreement, which collateral is now owned or hereafter acquired by the Owner. The Owner hereby acknowledges and agrees that the security interest in the Collateral is granted to the Bank in consideration of the Indebtedness incurred by the Borrower from the Bank or the benefits to the Owner derived therefrom. The Borrower, as evidenced by its execution of this Addendum, hereby grants to the Bank a security interest in and to the Collateral in accordance with and subject to the terms and provisions of the Security and Pledgeholder Agreement. Any and all interests or rights which the Borrower may have in or to the Collateral shall be, at all times, inferior, subordinate, and subject to the security interests of the Bank therein or thereto and shall be extinguished or terminated following, or as a result of, the Bank's exercise of its rights and remedies under the Security and Pledgeholder Agreement.

    3.  RIGHT TO AMEND OR MODIFY THE INDEBTEDNESS (AND OTHER RIGHTS).  The
Owner authorizes the Bank, in its sole and absolute discretion, with or without notice and without affecting the Bank's security interest in or to the Collateral or the Bank's rights and remedies against the Collateral under the Security and Pledgeholder Agreement, and from time to time, to: (i) change the time or manner of payment of any Indebtedness by renewal, extension, modification, acceleration or otherwise; (ii) alter or change any provision of any Indebtedness, including, but not limited to, the rate of interest thereon, or any provision of any document, instrument or agreement (other than the Security and Pledgeholder Agreement and this Addendum) evidencing, guarantying, securing or related to any Indebtedness; (iii) release, discharge, exonerate, substitute or add one or more of the parties liable on any Indebtedness or one or more endorsers, cosigners, or guarantors for any Indebtedness; (iv) obtain any other or additional collateral for the payment of any Indebtedness or any guaranty thereof; (v) release existing or after-acquired other or additional collateral on such terms as the Bank, in its sole and absolute discretion, shall determine; (vi) apply any sums received from the Borrower, any endorser, cosigner, guarantor or other person liable on the Indebtedness or from the sale or collection of any other or additional collateral or its proceeds securing any Indebtedness or any guaranty thereof to any indebtedness whatsoever owed or to be owed to the Bank by the Borrower in any order or amount and regardless of whether or not any portion of such sum is applied to the Indebtedness secured hereunder or regardless of whether or not any such indebtedness is due and payable; and (vii) apply any sums received from the Owner or from the sale or collection of the Collateral or its proceeds to any Indebtedness in any order or amount regardless of whether or not any such Indebtedness is due and payable.

    4. OWNER'S WAIVERS. The Owner hereby unconditionally and irrevocably acknowledges and agrees to the matters set forth below:

         a. DEFICIENCY. In the event that any Indebtedness is now or hereafter secured by a deed of trust, the Owner waives any defense and all rights and benefits of those laws purporting to state that no deficiency judgment may be recovered


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on certain real property purchase money obligations (as presently contained in
Section 580b of the California Code of Civil Procedure and as it may be amended or superseded in the future) and those laws purporting to state that no deficiency judgment may be recovered after a trustee's sale under a deed of trust (as presently contained in Section 580d of the California Code of Civil Procedure and as it may be amended or superseded in the future).

         THE OWNER ACKNOWLEDGES THAT A FORECLOSURE BY A TRUSTEE'S SALE UNDER A DEED OF TRUST MAY RESULT IN THE DESTRUCTION OF THE GUARANTOR'S SUBROGATION RIGHTS THAT MAY OTHERWISE EXIST AND THAT A DESTRUCTION OF THOSE RIGHTS MAY CREATE A DEFENSE TO A DEFICIENCY JUDGMENT AGAINST THE DEBTOR AND/OR THE OWNER.

              THE OWNER WAIVES ALL RIGHTS AND DEFENSES THAT OWNER MAY HAVE BECAUSE THE INDEBTEDNESS OR ANY PORTION THEREOF IS SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS,

         (i) BANK MAY COLLECT FROM THE OWNER WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSON PROPERTY PLEDGED BY THE BORROWER.

         (ii) IF THE BANK FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY THE BORROWER,

              (x) THE AMOUNT OF THE INDEBTEDNESS MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE.

              (y) BANK MAY COLLECT FROM THE OWNER EVEN IF THE CREDITOR, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT THE OWNER MAY HAVE TO COLLECT FROM THE BORROWER.

    THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES THE OWNER MAY HAVE BECAUSE THE INDEBTEDNESS IS SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS AND DEFENSES BASED ON SECTION 580a, 580b, 580D, OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

         b. ELECTION OF REMEDIES. The Owner waives any defense based upon the Owner's loss of a right against the Borrower arising from the Bank's election of a remedy on any Indebtedness under bankruptcy or other debtor relief laws or under any other laws, including, but not limited to, those purporting to reduce the Bank's rights against the Collateral in proportion to the principal obligation of any Indebtedness (as presently contained in Section 2809 of the California Civil Code and as it may be amended or superseded in the future).

         Without limiting the generality of the foregoing, Owner waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Owner's rights of subrogation and reimbursement against the Borrower by operation of Section 580d of the Code of Civil Procedure or otherwise.

         c. STATUTE OF LIMITATIONS. The Owner waives the benefit of the statute of limitations affecting the Owner's liability hereunder or the enforcement hereof.

         d. BORROWER'S DEFENSES. The Owner waives any defense arising by reason of any disability or other defense of the Borrower, the Borrower's successor or any endorser, cosigner, guarantor or other person liable on any Indebtedness. Until all Indebtedness has been paid in full, the Owner shall not have any right of subrogation against the Borrower, any endorser, cosigner, guarantor or other person liable on any Indebtedness and the Owner waives any benefit of and any right to participate in any other or additional collateral securing any Indebtedness or any guaranty thereof in which the Bank now or hereafter has or acquires a security interest. The Owner waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance with respect to any Indebtedness and all notices of sale with respect to any other or additional collateral securing any Indebtedness or any guaranty thereof.

         e. BORROWER'S FINANCIAL CONDITION. The Owner hereby recognizes, acknowledges and agrees that advances may be made from time to time with respect to any Indebtedness without authorization from or notice to the Owner even though the financial condition of the Borrower, any endorser, cosigner, guarantor or other person liable on any Indebtedness may have deteriorated since the date of this Addendum. The Owner waives all right to require the Bank to disclose any information with respect to: (i) any Indebtedness; (ii) the financial condition, credit or character of the Borrower, any endorser, cosigner, guarantor or other person liable on any Indebtedness; (iii) any other or additional collateral securing any Indebtedness or any guaranty thereof; or
(iv) any action or inaction on the part of the Bank, the Borrower or any endorser, cosigner, guarantor or other person liable on any Indebtedness. The Owner hereby assumes the responsibility for being informed of the financial condition, credit and character of the Borrower and of all circumstances bearing upon the risk of non-payment of any Indebtedness which diligent inquiry would reveal.

    5. BORROWER'S AND OWNER'S WAIVERS. The Owner and the Borrower each waive all rights to require the Bank to: (i) proceed against the Borrower, any endorser, cosigner, guarantor or other person liable on any Indebtedness; (ii) proceed against the Collateral, any particular item of the Collateral or any other or additional collateral securing any Indebtedness or any guaranty thereof; or (iii) pursue or refrain from pursuing any other remedy in the Bank's power whatsoever against any Collateral or on any Indebtedness.

    6. RIGHT OF FORECLOSURE. The Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing any Indebtedness even though such foreclosure may destroy or diminish the Owner's rights against the Borrower. The Borrower shall be liable to the Bank for any part of any Indebtedness remaining unpaid after any such foreclosure whether or not such foreclosure was for fair market value.

    7. SUBORDINATION. Any indebtedness of the Borrower or any endorser, cosigner, guarantor or other person liable on any Indebtedness now or hereafter owed to the Owner is hereby subordinated to the Indebtedness. Such indebtedness owed to the Owner shall, if the Bank so requests, be collected, enforced and received by the Owner as trustee for the Bank and be paid over to the Bank on account of the Indebtedness but without reducing or affecting in any manner the matters contained in the Security and Pledgeholder Agreement and this Addendum. Should the Owner fail to collect the proceeds of any such indebtedness owed to it and pay such proceeds to the Bank, the Bank, as the Owner's attorney-in-fact, may do such acts and sign such documents in the Owner's name as the Bank considers necessary to effect such collection.

    8. INVALID, FRAUDULENT OR PREFERENTIAL PAYMENTS. The Owner agrees that, to the extent the Borrower or any endorser, cosigner, guarantor or other person liable on any Indebtedness makes a payment or payments on any Indebtedness, or is credited for any payment or payments made for or on behalf of any Indebtedness, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law or under any common law or equitable cause or otherwise, then, to the extent thereof, the obligation or part thereof intended to be satisfied thereby shall be revived, reinstated and continued in full force and effect as if such payment or payments had not originally been made or credited.

    9. COLLATERAL IN BORROWER'S POSSESSION; BORROWER'S COVENANTS. To the extent that any item of the Collateral is in the possession of the Borrower, the covenants of the Owner (as set forth in Paragraph 4 of the Security and Pledgeholder Agreement) pertaining to such item of the Collateral shall be those of the Borrower or, with respect to covenants concerning the maintenance of such item of the Collateral, inspection rights, reporting requirements, any transfer of such items of the Collateral and notices, those of both the Borrower and the Owner.

    10. SEVERABILITY. Should any one or more provisions of this Addendum be determined to be illegal or unenforceable, all other provisions shall remain effective.

    11. CALIFORNIA LAW. This Addendum shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the Owner and the Borrower hereby submit.

    12. Except as specifically provided in this Addendum, all other terms, conditions and covenants contained in the Security and Pledgeholder Agreement shall remain unchanged and shall continue in full force and effect.

                   [PAGE 3 ENDS HERE.  SIGNATURES APPEAR ON PAGE 4]

    IN WITNESS WHEREOF, this Addendum has been executed by the parties hereto as of the date first hereinabove written.

BANK:                               OWNER:

SANWA BANK CALIFORNIA


By:
    ----------------------------    --------------------------------------------
    Steve R. Edmonston,             ALFRED G. SCHEID,  TRUSTEE OF THE ALFRED G.
    Vice President                  SCHEID REVOCABLE TRUST dated October 8, 1992

Address: 2035 Fresno Street
         Fresno, CA  93721          Address: 13470 Washington Blvd., Suite 300
                                             Marina Del Rey, CA  90292



BORROWER:


SCHEID VINEYARDS, INC.

By:
    -----------------------------------
          Alfred G. Scheid, President

By:
    -----------------------------------
          Ernest M. Brown, Secretary

Address:  13470 Washington Blvd., Suite 300
          Marina Del Rey, CA  90292